EXHIBIT 10.19







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                                FIRST AMENDMENT
                                       TO
                         INTERNET GAME LICENSE AGREEMENT

This first amendment ("First Amendment"), which is made and entered into this 24 day of October 2005 (the "First Amendment Effective Date") is: (a) made by and between Shanghai T2 Entertainment Co., Ltd. ("T2E"), JC Entertainment Corporation ("JCE"), (b) an amendment to the following agreement: Internet Game License Agreement for the game entitled "Rush Online" dated October 10, 2004 (the "Agreement").

                                    Recitals

WHEREAS the Parties wish to amend the Agreement hereby.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the Parties agree as follows:

1. DEFINITIONS.
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   Except as expressly stated herein or modified in accordance with the provisions of this First Amendment, all capitalized words and phrases contained herein shall have the definitions and meanings set forth in the Agreement.

2. FIRST AMENDMENT TO THE AGREEMENT.
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2.1.   The Agreement is hereby modified by the following: Section 3.1 of the original Agreement is hereby deleted and replaced in its entirety with the following paragraph,

    Section 3     Payments
     3.1 (Exclusive License Fees) Subject to performance by Licensor of its obligations under this Agreement, Licensee shall pay Licensor an exclusive license fees of US 570,000 dollars (the "Exclusive License Fees"), which shall be paid by [2] installment payment as follows:

         (a) First Installment Payment: US 30,000 dollars.

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         (b) Second Installment Payment: US 120,000 dollars on the Close Beta
             Service Date in twenty (20) Business Days

         (c) The remaining unpaid installment payment of the License fee of US 420,000 is hereby waived


3. TERM OF THIS FIRST AMENDMENT.
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   This First Amendment shall be effective from the First Amendment Effective
   Date and shall end on expiration or termination of the Agreement.

4. REMAINS OF THE AGREEMENT.
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   Except as expressly modified in accordance with the provisions of this First
   Amendment, all other terms and conditions set forth in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be signed by their duly authorized officers or representatives.




JC ENTERTAINMENT CORPORATION               SHANGHAI T2 ENTERTAINMENT CO., LTD.


By:/s/ Yang Shin, Kim                      By:  /s/ Jun-Tse Teng
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Name: Yang Shin, Kim                       Name:  Jun-Tse Teng


Title:  Chief Executive Officer            Title:  Chief Executive Officer